UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2005

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

801 West Madison Street, Chicago, Illinois 60607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 633-0333

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger and acquisition activities might not be realized within the expected time frames, and costs or difficulties relating to integration matters might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (6) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (7) MB Financial’s ability to realize the residual values of its direct finance, leveraged, and operating leases; (8) the ability to access cost-effective funding; (9) changes in financial markets; (10) changes in economic conditions in general and in the Chicago metropolitan area in particular; (11) the costs, effects and outcomes of litigation; (12) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (13) changes in accounting principles, policies or guidelines; and (14) future acquisitions by MB Financial of other depository institutions or lines of business.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

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[LOGO]

Investor Presentation

Mitchell Feiger, President and Chief Executive Officer

March 3, 2005

NASDAQ:  MBFI

Forward Looking Statements

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger and acquisition activities might not be realized within the expected time frames, and costs or difficulties relating to integration matters might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (6) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (7) MB Financial’s ability to realize the residual values of its direct finance, leveraged, and operating leases; (8) the ability to access cost-effective funding; (9) changes in financial markets; (10) changes in economic conditions in general and in the Chicago metropolitan area in particular; (11) the costs, effects and outcomes of litigation; (12) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (13) changes in accounting principles, policies or guidelines; and (14) future acquisitions by MB Financial of other depository institutions or lines of business.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

[LOGO]

MB Financial Snapshot

(Dollars amounts in millions, except per share data)

	2003	2004	Change
Assets	$4,355	$5,254	+20.6%
Loans	$2,826	$3,346	+18.4%
Deposits	$3,432	$3,962	+15.4%
Net income	$53.4	$64.4	+20.7%
Fully diluted EPS	$1.96	$2.25	+14.8%
Return on equity	14.82%	14.88%	+0.06%
Cash return on tangible equity	18.79%	20.69%	+1.90%
Net interest margin - FTE	3.80%	3.79%	-0.01%
Efficiency ratio	55.70%	53.68%	-2.02%
Non-performing loan ratio	0.75%	0.71%	-0.04%

	2000	2004	Change
Assets	$3,287	$5,254	+59.8%
Loans	$2,019	$3,346	+65.7%
Deposits	$2,639	$3,962	+50.1%
Net income	$27.0	$64.4	+138.6%
Fully diluted EPS	$1.02	$2.25	+120.6%
Return on equity	10.24%	14.88%	+4.64%
Cash return on tangible equity	13.00%	20.69%	+7.69%
Net interest margin - FTE	3.75%	3.79%	+0.04%
Efficiency ratio	64.80%	53.68%	-11.12%
Non-performing loan ratio	0.81%	0.71%	-0.10%

Marketplace Dynamics

•                  Fragmented banking market

•                  Slowly consolidating

•                  Target market includes 8,000+ middle market companies

[GRAPHIC]

Bank Holding Companies

Cook County Deposit Market Share

As of June 30, 2004

Pending Ownership as of February 23, 2005

Rank	Institution	Branch Count	Total Deposits in Market ($000s)	Market Share
1	JPMorgan Chase & Co. (NY (Bank One)	171	28,171,866	18.9%
2	LaSalle Bank Corporation (IL)	91	26,063,977	17.5%
3	BMO Financial Group (Harris)	76	14,937,173	10.0%
4	Northern Trust Corp. (IL)	9	6,369,328	4.3%
5	Royal Bank of Scotland Group (Charter One)	82	4,805,561	3.2%
6	Citigroup Inc. (NY)	39	4,421,363	3.0%
7	Fifth Third Bancorp (OH)	40	3,527,520	2.4%
8	MAF Bancorp Inc. (IL)	33	3,390,467	2.3%
9	MB Financial Inc. (IL)	33	3,174,321	2.1%
10	Bank of America Corp. (NC)	10	3,087,480	2.1%
11	Corus Bankshares Inc. (IL)	14	2,993,795	2.0%
12	Wintrust Financial Corp. (IL)	20	2,392,615	1.6%
13	FBOP Corp. (IL)	21	2,118,074	1.4%
14	Taylor Capital Group Inc. (IL)	11	2,109,047	1.4%
15	Metropolitan Bank Group Inc. (IL)	58	1,905,509	1.3%
16	TCF Financial Corp. (MN)	112	1,896,575	1.3%
17	First Midwest Bancorp Inc. (IL)	17	1,696,963	1.1%
18	Parkway Bancorp Inc. (IL)	14	1,331,845	0.9%
19	Popular Inc. (PR)	17	1,255,821	0.8%
20	U.S. Bancorp (MN)	25	1,205,083	0.8%

Source - SNL Datasource

Key Strategies

Our EPS growth has been fueled by dual growth sources

•                  Core business lines are growing

•                  Commercial Banking

•                  Wealth Management

•                  Retail Banking

•                  Mergers and acquisitions supplement core business growth

[CHART]

* Includes $19.2 million after tax merger charge.

Commercial Banking

•                  Well developed business line

•                  Heavy investment in personnel over past 10 years

•                  Robust training program for recent graduates

•                  Focused on:

•                  Middle-market business financing

•                  Treasury management

•                  Capital market products

•                  Real estate investor, construction, developer financing

•                  Lease banking

[CHART]

Market Feedback

Based upon third party research, client satisfaction leads the market.

9 out of 10 customers with sales over $10 million in 2004 said MB Financial Bank was:

•                  “Excellent or Above Average” in overall satisfaction.

•                  “Above market standard” for prompt follow-up and closure on requests.

•                  “Excellent or Above Average” on top management support.

Commercial Banking - Loans Outstanding

•                  Target market is companies with revenues ranging from $5 to 100 million

•                  $2.4 billion of commercial lending relationships (92%) have a current outstanding balance less than $15 million

[CHART]

*Includes commercial loans collateralized by assignment of lease payments.

Commercial Banking Diversified Loan Portfolio

Loan Portfolio Composition	Commercial Loans by Industry Type
($3.3 billion)	($2.6 billion)

[CHART]	[CHART]

Credit Quality

•                  Excellent, stable, predictable

•                  Better than peers with large C&I portfolios

•                  Loans are granular – typical size is $3 to $6 million

•                  Extensive due diligence prior to acquisitions

Net Charge-offs to Average Loans

[CHART]

	2000	2001	2002	2003	2004
Allowance to Total Loans	1.33%	1.19%	1.35%	1.40%	1.32%
NPL to Total Loans	0.81%	0.78%	0.88%	0.75%	0.71%

Granularity of Non-Performing Loans

Non-performing Loan Size	Number of Credits	Outstanding Balance	Percent of Total

Over $3.0 million	1	$4,180	17.6%
$2.0 to $3.0 million	2	5,309	22.4%
$1.0 to $2.0 million	2	2,426	10.2%
Less $1.0 million	150	11,769	49.8%
Total	155	$23,684	100.0%

Wealth Management

Expanding business and capabilities

•                  Private Banking

•                  Staff are deep generalists (loans, deposits, trust and asset management services, estate and financial planning)

•                  Trust/Asset Management

•                  Open architecture asset management format

•                  Objective advice

•                  Superior returns

•                  Vision Investment Services

•                  Provides brokerage services through MB and other banks

•                  Works closely with MB Retail Banking

Balance Sheet and Wealth Management Assets Under Management

[CHART]

Retail Banking

•                  Consumer and small business

•                  Deposit and credit services

•                  Working hard to reduce overall funding costs and expand net interest margin

•                  Focused on growing core transaction accounts

•                  Sales/service culture

•                  Upgrading branch locations to maximize growth and profitability

Deposits

•                         15% annual growth over the past two years

•                         Deposit mix is improving

•                         Less price sensitive deposits (non-interest bearing, MMDA, NOW and savings) grew 19% over past two years

12/31/02

[CHART]

12/31/04

[CHART]

M & A Highlights

2001 to 2004

Assets

1990 to 2000 (10 mergers and acquisitions)	$1.9 billion

Acquired FSL Holdings, Inc.	$222 million
April 2001

MidCity Financial and MB Financial merge	MOE
November 2001

Acquired Lincolnwood Financial Corp.	$228 million
April 2002

Acquired LaSalle Systems Leasing	$92 million
August 2002

Acquired South Holland Bancorp	$560 million
February 2003

Divested Abrams Centre Bancshares	$98 million
May 2003

Acquired First SecurityFed Financial	$567 million
May 2004

Recent Acquisition Pricing

Transaction	P/E	P/E Adj*	P/B	Prem/ Dep
FSL	21.7	9.7	1.2	4.3%
Lincolnwood	14.4	9.7	1.6	6.9%
LaSalle Leasing	10.0	6.3	1.3	N/A
South Holland	18.1	10.3	1.2	4.4%
First SecurityFed	16.8	9.8	1.7	18.8%

*                 P/E Adj is computed as (price - excess equity) / (pre-acquisition core earnings + after-tax cost savings in year one - after tax earnings on excess equity).

Transaction	IRR	1st Yr EPS	1st Yr Cost Saves
FSL	27%	+3.5%	42%
Lincolnwood	27%	+4.5%	50%
LaSalle Leasing	22%	+3.4%	0%
South Holland	22%	+3.5%	21%
First SecurityFed*	21%	+3.5%	15%

*                 For First SecurityFed, second year EPS accretion is projected to be 3.8% and second year cost saves are estimated to be 32%.

MB Financial Performance

•                  Five years of strong results

•                  Robust core business growth

•                  Capitalized on M&A opportunities

	Dollars in millions, except per share amounts.					4 Year
	2000	2001*	2002	2003	2004	CAGR

Assets	$3,287	$3,466	$3,760	$4,355	$5,254	12%
Loans	$2,019	$2,312	$2,505	$2,826	$3,346	13%
Deposits	$2,639	$2,822	$3,020	$3,432	$3,962	11%
Net income	$27.0	$12.4	$46.4	$53.4	$64.4	24%
Diluted EPS	$1.02	$0.46	$1.75	$1.96	$2.25	22%
ROA	0.85%	0.36%	1.27%	1.28%	1.34%
ROE	10.24%	4.27%	14.60%	14.82%	14.88%
Cash ROTE	13.00%	13.53%	17.09%	18.79%	20.69%

* Includes $19.2 million net merger expenses.

Net Interest Income

•                  NII consistently growing as we expand our business

•                  NIM has been stable through various interest rate environments

•                  Funding sources are stable

Net Interest Income

[CHART]

NIM vs. Fed Funds Rate

[CHART]

Interest Rate Risk

•                  Slightly asset sensitive

•                  Naturally hedged

NII Sensitivity (Ramped)

[CHART]

NII Sensitivity (Shocked)

[CHART]

Twist Scenario

[CHART]

Other Income

•                  Diversifying and growing revenue sources

•                  Wealth Management, Deposit Services and Lease Banking are strong contributors to growth

[CHART]

Efficiency Ratio

•                  We carefully manage expenses

•                  We are making investments in revenue producing personnel

•                  Extensive investing in infrastructure – electronic and physical

[CHART]

*Excludes $19.2 million after tax merger charge.

Cash Return on Tangible Equity

[CHART]

*Excludes $19.2 million after tax merger charge.

Key Investment Considerations

Strategy

•                  Build market share in key business lines (Commercial, Retail, Wealth Management)

•                  Diversify revenue streams

•                  Capitalize on key M&A opportunities

•                  Invest in people and process

Results

•                  Strong, consistent loan growth

•                  Stable credit quality

•                  Robust EPS growth

•                  High return on equity/tangible equity

•                  Increasing commercial market share

•                  Expanding stock multiples

MBFI Stock Price	3 Year

[CHART]

MBFI Stock Price	1 Year

[CHART]

[LOGO]

Investor Presentation

Mitchell Feiger, President and Chief Executive Officer

March 3, 2005

NASDAQ:  MBFI

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 28th day of February, 2005.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

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